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                          SUPPLEMENT TO PROSPECTUS FOR
                         MANUFACTURERS INVESTMENT TRUST
                               DATED MAY 1, 1998



STRATEGIC BOND AND U.S. GOVERNMENT SECURITIES TRUSTS - PORTFOLIO MANAGER CHANGES

     Steven Guterman who had been jointly responsible together with Roger Lavan for the day-to-day management of the Strategic Bond and U.S. Government Securities Trusts is no longer managing these portfolios. Roger Lavan continues to manage these portfolios and continues to be assisted in the management of the Strategic Bond Trust by Peter Wilby and David Scott.


GROWTH TRUST - PORTFOLIO MANAGER CHANGES

     Edward F. Keely who has been the lead portfolio manager for the Growth Trust will no longer be managing this portfolio. Paul LaRocco, CFA will take the role of interim lead manager with the support of the Founders investment management team.

     Mr. LaRocco, Vice President, Investments for Founders, became lead portfolio manager for Founders Special Fund in March 1998. Prior to joining Founders, he was a vice president and portfolio manager with Oppenheimer Funds Inc. (1993-1998) and a securities analyst with Columbus Circle Investors (1990-1993). Since April 1998, Mr. LaRocco also has served as a portfolio manager for The Dreyfus Corporation. A graduate of the University of California at Santa Barbara, Mr. LaRocco received an MBA with a concentration in finance from the University of Chicago.


                THE DATE OF THIS SUPPLEMENT IS AUGUST 24, 1998.


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